THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE.

                            STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this "Agreement") dated as of August 6, 1996 is entered into by and between T. Rowe Price Small-Cap Value Fund, Inc., a Maryland corporation (the "Purchaser"), and Suiza Foods Corporation, a Delaware corporation (the "Company").

The Company has offered for sale, and the Purchaser has agreed to purchase, 625,000 shares (the "Shares") of common stock, par value of $.01 per share, of the Company. In connection therewith, the Company and the Purchaser hereby agree as follows:

     1. PURCHASE AND SALE OF SHARES. Upon the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company agrees to issue and sell the Shares to the Purchaser on the Closing Date (as hereinafter defined) at an aggregate purchase price of $10,000,000 (the "Purchase Price"), and upon the basis of the representations and warranties, and subject to the terms and conditions, set forth herein, the Purchaser agrees to purchase the Shares from the Company on the Closing Date at the Purchase Price.

     2. CLOSING. The closing of the purchase and sale of the Shares shall take place at 10:00 a.m., New York City time, on August 7, 1996 at the offices of Hughes & Luce, L.L.P., or on such other date or at such other time or place as the Company and the Purchaser may agree upon in writing (such time and date of the closing being referred to herein as the "Closing Date"). Upon payment of the Purchase Price in full in immediately available funds by or on behalf of the Purchaser to the Company (to an account specified in writing by the Company to the Purchaser prior to the Closing Date), the Company will deliver to the Purchaser a certificate or certificates representing the Shares, in such denominations and registered in such nominee names as the Purchaser shall request.

     3.   REGISTRATION.

     (a) Within 60 days after the Closing Date, the Company will prepare and file with the Securities and Exchange Commission a registration statement on Form S-1 with respect to a continuous offering of the Shares (including any Shares to which the Purchaser may be entitled pursuant to SECTION 3(b) below) by the Purchaser (together with any subsequent registration statement with respect to such offering that may be filed on Form S-3, the "Registration Statement") and will use its best efforts to cause the Registration Statement to become effective within 100 days after the Closing Date and to remain effective for a period of three years; provided that such three year period will be extended by the aggregate number of days during which the Purchaser is prevented from selling Shares as a result of SECTION 3(c) or 3(d) below. The Purchaser will not sell any Shares under the Registration Statement unless, at the time of

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sale, the Registration Statement (and the most recently filed post-effective amendment thereto, if any) has been declared effective. Promptly after the Company becomes eligible to register a continuous offering of the Shares by the Purchaser on Form S-3, the Company will prepare and file a registration statement on Form S-3 with respect to such offering.

     (b) If the Registration Statement is not declared effective within 100 days after the Closing Date, the Company will issue to the Purchaser, for no additional consideration, 383.8 additional shares of its common stock for each day after such 100th day and prior to the date on which the Registration Statement is declared effective, up to a maximum of 103,626 additional shares. Any additional shares required to be issued under this paragraph will constitute "Shares" hereunder and will be issued by the Company on the earlier to occur of
(i) the date on which the Registration Statement is declared effective and (ii) the 371st day after the Closing Date. As promptly as practicable after the date of issuance, the Company will deliver to the Purchaser a certificate or certificates representing such additional shares, in such denominations and registered in such nominee names as the Purchaser shall request.

     (c) The Purchaser will notify the Company two business days prior to selling any Shares pursuant to the Registration Statement. If, upon receipt of such a notice, the Company certifies to the Purchaser in writing that (i) due to a change in circumstances or a pending transaction, the Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the public disclosure required to correct such misstatement or omission would be injurious to the Company, then the Purchaser will refrain from selling any Shares pursuant to the Registration Statement for the period of time, not to exceed 45 days in each instance, requested by the Company. The Company will use reasonable efforts to minimize the time period during which the Purchaser is required to refrain from selling Shares under this paragraph.

     (d) If, during the Registration Period, the Company commences an underwritten offering of common stock on its own behalf or on behalf of selling stockholders, the Purchaser will refrain from selling Shares pursuant to the Registration Statement for a period of time beginning ten days before the anticipated effective date of the Company's offering (as disclosed by the Company to the Purchaser in writing) and ending 90 days after such effective date (or 30 days after the beginning of such period, if such effective date has not yet occurred); provided that the Purchaser is given the opportunity to sell Shares in such offering on an equivalent basis with any other selling stockholders (based on the pro rata ownership of the Company's outstanding common stock).

     (e) The Company's obligations under this Section will terminate at the first time at which the Purchaser would be entitled, under Rule 144 under the Securities Act of 1933, as amended (the "Act"), to sell all of the Shares then owned by the Purchaser in a single three month period regardless of the volume of trading in the Company's common stock.

     (f) The Purchaser will furnish to the Company, at the Company's reasonable request, such information regarding the ownership of the Shares and the intended method of disposition

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

thereof as is required in connection with the preparation of a registration statement covering the Shares.

     (g) The Company will bear all expenses arising or incurred in connection with any registration of the Shares hereunder, including without limitation registration fees, printing expenses and the Company's accounting and legal fees and expenses; provided that the Purchaser will bear the expense of any underwriting fees, discounts or commissions applicable to its sale of the Shares and the fees and expenses of any separate legal counsel or accounting firm engaged by the Purchaser.

     4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants, as of the date hereof and as of the Closing Date, as follows:

     (a) no consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company or any of the Company's affiliates is required for the execution of this Agreement or the performance of the Company's obligations hereunder, including, without limitation, the sale of the Shares to the Purchaser;

     (b) neither the sale of the Shares nor the performance of the Company's other obligations pursuant to this Agreement will violate, conflict with, result in a breach of, or constitute a default (or an event that, with the giving of notice or the lapse of time or both, would constitute a default) under (i) the certificate of incorporation or bylaws of the Company, (ii) any decree, judgment, order or determination of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of the Company's properties or assets, (iii) any law, treaty, rule or regulation applicable to the Company (other than the federal securities laws, representations and warranties with respect to which are made by the Company solely in paragraphs
(e) through (h) of this Section 3) or (iv) the terms of any bond, debenture, note or other evidence of indebtedness, or any agreement, stock option or other similar plan, by which the Company is bound or to which any property of the Company is subject;

     (c) the Company has or, prior to the Closing Date, will have taken all corporate action required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

     (d) the Company has duly authorized the Shares and, when issued and delivered in accordance with the terms of the Company's certificate of incorporation and delivered to and paid for by the Purchaser in accordance with the terms hereof, the Shares will be duly and validly issued, fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive or similar rights;

     (e) the sale of the Shares by the Company is not part of a plan or scheme to evade the registration requirements of Act;

     (f) neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising;

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

     (g) the Company has offered the Shares for sale only to "accredited investors," as such term is defined in Rule 501(a) under the Act, who by reason of their business and financial experience have such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment in the Shares;

     (h) the offering of the Shares to the Purchaser hereunder was not contemplated by the Company at the time of the Company's initial public offering, and the proceeds from the sale of the Shares hereunder will be used for a different purpose than the proceeds from such initial public offering;

     (i) the prospectus included in the Company's registration statement on Form S-1 (Registration No. 333-1858), the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996 and June 30, 1996, each Current Report on Form 8-K filed by the Company and each press release of the Company attached hereto (collectively, the "Disclosure Documents"), taken as a whole, fairly and accurately present the Company's business as of the date hereof and as of the Closing Date and its financial condition and results of operations through June 30, 1996, and the Disclosure Documents do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (j) the financial statements of the Company included in each of the Disclosure Documents, including the schedules and notes thereto, comply in all material respects with the requirements of the Act or the Securities Exchange Act of 1934, as amended, (as applicable) and have been prepared, and fairly present the financial condition and results of operations and cash flows of the Company and its subsidiaries at the respective dates and for the respective periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods;

     (k)  except as set forth in the Disclosure Documents, since June 30, 1996
(i) the Company has not incurred any material liabilities, direct or contingent, and (ii) there has been no material adverse change in the properties, business, results of operations, condition (financial or other), affairs or prospects of the Company and its subsidiaries, taken as a whole;

     (l) as of the date hereof (and without giving effect to the sale of Shares hereunder), the Company has a total of 10,114,729 shares of common stock issued and outstanding, and options to purchase an additional 1,316,838 shares of common stock are outstanding; otherwise, there are no options, warrants or similar rights outstanding pursuant to which the Company is required to issue any shares of its capital stock;

     (m) the proceeds from the sale of the Shares hereunder will not be used to repurchase any of the Company's outstanding common stock; and

     (n) Except for such matters as would, individually or in the aggregate, not have a material adverse effect on the Company, (i) the Company has obtained all permits, licenses and

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authorizations required under, and has complied in all respects with, all federal, state, local and foreign laws, rules and regulations (including the common law) relating to or regulating health, safety, pollution or the protection of the environment, the manufacture, labeling, packaging and safety of food, and manufacturing, health and safety standards for the protection of employees (collectively, "Environmental, Health and Safety Laws"); (ii) no notice has been received by the Company regarding any violation of, or any claim, liability or corrective or remedial obligation under, any Environmental, Health and Safety Laws; and (iii) no facts or circumstances exist with respect to the past or present operations or facilities of the Company that would give rise to a liability or corrective or remedial obligation under any Environmental, Health and Safety Laws.

     5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants that:

     (a) the purchase of the Shares by the Purchaser is not part of a plan or scheme to evade the registration requirements of the Act;

     (b) the Purchaser is an "accredited investor," as such term is defined in Rule 501(a) under the Act, who by reason of its business and financial experience has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Shares and, having had access to or having been furnished with all such information as it has considered necessary (including, without limitation, the Disclosure Documents), has concluded that it is able to bear to those risks;

     (c) the Purchaser understands that the Shares constitute "restricted securities" within the meaning of Rule 144 under the Act and may not be sold, pledged or otherwise disposed of unless they are subsequently registered under the Act and applicable state securities laws or unless an exemption from registration is available;

     (d) in making any subsequent offering or sale of the Shares, the Purchaser will be acting only for itself and not as part of a sale or planned distribution in violation of the Act;

     (e) the Shares were not offered to the Purchaser by any form of general solicitation or general advertising;

     (f) the Purchaser understands that no federal or state or other governmental agency has passed upon or made any recommendation or endorsement with respect to the Shares;

     (g) the Purchaser is purchasing the Shares for its own account and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Act;

     (h) no consent, approval, authorization or order of any count, governmental agency or body or arbitrator having jurisdiction over the Purchaser or any of the Purchaser's affiliates is required for the execution of this Agreement, or the performance of the Purchaser's obligations hereunder, including, without limitation, the purchase of the Shares by the Purchaser; and

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

     (i) the Purchaser has or, prior to the Closing Date, will have taken all corporate action required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

     6. CONDITIONS TO CLOSING. The obligations of each party hereunder shall be subject to (a) the accuracy of the representations and warranties of the other party hereto as of the date hereof and as of the Closing Date, as if such representations and warranties had been made on and as of such date, (b) the performance by the other party of its obligations hereunder and (c) the condition that Hughes & Luce, L.L.P., counsel to the Company, shall have delivered on or prior to the Closing Date a legal opinion substantially in the form attached hereto. The Company and the Purchaser hereby acknowledge that, in giving such opinion, Hughes & Luce, L.L.P. will rely on the accuracy and truth, as to factual matters, of the representations and warranties of the Company and the Purchaser in Section 3 and Section 4, respectively, and hereby consent to such reliance by such counsel.

     7.   INDEMNIFICATION.

     (a) The Company agrees to indemnify and hold harmless the Purchaser, each person, if any, who controls the Purchaser within the meaning of Section 15 of the Act and each officer, director, employee and agent of the Purchaser and of any such controlling person against any and all losses, liabilities, claims, damages or expenses whatsoever, as incurred arising out of any representation, warranty, covenant or undertaking by the Company contained in this Agreement, and the Company will reimburse the Purchaser for its reasonable legal and other expenses (including the cost of any investigation and preparation, and including the reasonable fees and expenses of counsel) incurred in connection therewith.

     (b) The Purchaser agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act and each officer, director, employee and agent of the Company and of any such controlling person against any and all losses, liabilities, claims, damages or expenses whatsoever, as incurred arising out of or resulting from any breach or alleged breach or other violation or alleged violation of any representation, warranty, covenant or undertaking by the Purchaser contained in this Agreement, and the Purchaser will reimburse the Company for its reasonable legal and other expenses (including the cost of any investigation and preparation, and including the reasonable fees and expenses of counsel) incurred in connection therewith.

     8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The respective agreements, representations, warranties, indemnities and other statements made by or on behalf of each party hereto pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any party, and shall survive delivery of any payment for the Shares.

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     9.   MISCELLANEOUS.

     (a) This Agreement may be executed in one or more counterparts, and such counterparts shall constitute but one and the same agreement.

     (b) This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and, with respect to the indemnification provisions hereof, each person entitled to indemnification hereunder, and no other person shall have any right or obligation hereunder. This Agreement shall not be assignable by any party hereto without the prior written consent of the other party hereto. Any assignment contrary to the terms hereof shall be null and void and of no force or effect.

     (c) This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior agreements or understandings, whether written or oral, between the parties respecting such subject matter.

     10.  TIME OF THE ESSENCE.  Time shall be of the essence in this Agreement.

     11. GOVERNING LAW. This Agreement shall be governed by the internal laws of the State of New York.

          IN WITNESSES WHEREOF, the parties have entered into this Agreement as of the date first set forth above.

                                       SUIZA FOODS CORPORATION


                                       By:
                                             ------------------------------
                                       Name:
                                             ------------------------------
                                       Title:
                                             ------------------------------


                                       T. ROWE PRICE SMALL-CAP
                                       VALUE FUND, INC.


                                       By:
                                             ------------------------------
                                       Name:
                                             ------------------------------
                                       Title:
                                             ------------------------------

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